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EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004

CEF EQUIPMENT HOLDING
GE COMMERCIAL EQUIP FIN
SERIES 2004-1

(Exact name of registrant as specified in its charter) with respect to
GE Commercial Equipment Financing LLC, Series 2004-1

Delaware	333-118560	75-3066756

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Old Ridgebury Road, Danbury, Connecticut	06810

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 796-5518

No change

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items 1 through 7 are not included because they are not applicable
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
UNDERWRITING AGREEMENT
LIMITED LIABILITY COMPANY AGREEMENT
LOAN SALE AGREEMENT AND ANNEX TO LOAN SALE AGREEMENT
LOAN PURCHASE AND SALE AGREEMENT AND ANNEX TO LOAN PURCHASE AND SALE AGREEMENT
SERVICING AGREEMENT AND ANNEX TO SERVICING AGREEMENT
INDENTURE
ADMINISTRATION AGREEMENT
SCHEDULE TO ISDA MASTER AGREEMENT
FIXED/FLOATING RATE CONFIRMATION
HYBRID LOAN RATE CONFIRMATION
CMT RATE CONFIRMATION

Items 1 through 7 are not included because they are not applicable.

Section 8. Other Events.

Item 8.01 Other Events.

Use of Proceeds

     On November 16, 2004, CEF Equipment Holding, L.L.C. (the “Issuer”), commenced an offering of U.S.$203,000,000 Class A-1 Asset Backed Notes due November 21, 2005 the (“Class A-1 Notes”), U.S.$152,000,000 Class A-2 Asset Backed Notes due January 27, 2007 (the “Class A-2 Notes”), U.S.$279,000,000 Class A-3 Asset Backed Notes due October 20, 2008 (the “Class A-3 Notes”), U.S.$126,514,000 Class A-4 Asset Backed Notes due December 21, 2015 (the “Class A-4 Notes”), U.S.$54,623,000 Class B Asset Backed Notes due December 21, 2015 (the “Class B Notes”), and U.S.$25,210,000 Class C Asset Backed Notes due December 21, 2015 (the “Class C Notes” and together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, the “Notes”) described in a Prospectus Supplement dated November 9, 2004 to a Prospectus dated September 13, 2004.

     The public offering was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by the Issuer, which became effective on September 15, 2004 and was assigned commission file number 333-118560. The aggregate amount registered under the Registration Statement was U.S.$1,624,054,000.

     The public offering terminated on November 16, 2004 upon the sale of all of the Notes. The underwriters of the Notes were Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC. A total of U.S.$203,000,000 Class A-1 Notes were registered and sold, with a total price to the public of U.S.$203,000,000; a total of U.S.$157,000,000 of Class A-2 Notes were registered and sold with a total price to the public of U.S.$157,000,000; a total of U.S.$279,000,000 of Class A-3 Notes were registered and sold, with a total price to the public of U.S.$279,000,000; a total of U.S.$126,514,000 of Class A-4 Notes were registered and sold with a total price to the public of U.S.$126,514,000; a total of U.S.$54,623,000 of Class B Notes were registered and sold, with a total price to the public of U.S.$54,623,000; and a total of U.S.$25,210,000 of Class C Notes were registered and sold, with a total price to the public of U.S.$25,210,000.

     During the period from the effective date of the registration statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S.$1,264,017.70. After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are U.S.$839,082,982.30. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S.$1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S.$838,082,982.30. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

     The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase equipment loans from affiliates of the Issuer. Except as provided in the previous

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sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
Exhibit 1(a)	Underwriting Agreement

Exhibit 4(b)	Limited Liability Company Agreement of GE Commercial Equipment Financing LLC, Series 2004-1

Exhibit 4(c)	Loan Sale Agreement and annex to Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement and annex to Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement and annex to Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement

Exhibit 4(h)	GECS Schedule to ISDA Master Agreement

Exhibit 4(i)	GECS Fixed/Floating Rate Confirmation

Exhibit 4(j)	GECS Hybrid Loan Rate Confirmation

Exhibit 4(k)	GECS CMT Rate Confirmation

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 23, 2004

CEF EQUIPMENT HOLDING, L.L.C.

By:	/s/ Charles Rhodes

Name:	Charles Rhodes
Title:	Vice President and Secretary

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Exhibit Index

Exhibit No.	Description
Exhibit 1(a)	Underwriting Agreement

Exhibit 4(b)	Limited Liability Company Agreement of GE Commercial Equipment Financing LLC, Series 2004-1

Exhibit 4(c)	Loan Sale Agreement and annex to Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement and annex to Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement and annex to Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement

Exhibit 4(h)	GECS Schedule to ISDA Master Agreement

Exhibit 4(i)	GECS Fixed/Floating Rate Confirmation

Exhibit 4(j)	GECS Hybrid Loan Rate Confirmation

Exhibit 4(k)	GECS CMT Rate Confirmation

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